Production Operators, Inc.

                                       May, 1995





                            TARGET VARIABLE COMPENSATION PLAN
                                         AND
                               STOCK OWNERSHIP GUIDELINES

                                   TABLE OF CONTENTS

  Objectives of Plan    ................................................... 3

  Characteristics of Plan    .............................................. 3

  Generation of Incentive Pool    ......................................... 4

     Type of Plan    ...................................................... 4
     Eligibility    ....................................................... 4
     Incentive Plan Group Assignments     ................................. 4
     Corporate, Business Unit, Individual - Split of Awards    ............ 4
     Performance Measures    .............................................. 5

  Incentive Plan Opportunities    ......................................... 6

  Distribution of Incentive Pool    ....................................... 6

  Financial Analysis    ................................................... 7

  Administrative and Operational Provisions    ............................ 8

  Appendix

     A.  Participant Incentive Plan Group Assignments
     B.  Example Calculations
     C.  Recommended Stock Ownership Guidelines
              Business Unit Participant
              Corporate Participant

                          Target Variable Compensation Plan

The following are the key provisions for the Proposed 1995 Target Variable Compensation Plan at Production Operators, Inc.:

OBJECTIVES OF THE PLAN

General:

-  Link and reflect corporate, business unit, individual performance.

- Concentrate attention and effort on achieving high levels of Return on Equity at Corporate Level.

- Focus on achieving targeted Net Income Before Taxes performance at business unit level.

-  Regard for achieving personal, individual objectives.

Specific:

- Assist Production Operators in achieving and exceeding corporate profitability projects, expressed as Return on Equity versus peer group performance.

-  Provide an incentive compensation program that is fully competitive.

-  As appropriate, integrate business unit performance awards.

- Provide increasing awards to participants for performance above targeted levels.

- Permit progressively greater awards in relation to the level of responsibility and potential impact of individuals on Production Operators performance.

- Define threshold, target, and maximum award levels, expressed as percentage of salary, by organizational responsibility.

-  Define threshold, target, and optimistic performance objectives.

-  Define threshold, target, and maximum cost exposures.

CHARACTERISTICS OF THE PLAN

- Total actual awards are variable from year to year, depending upon corporate, business unit and individual performance.

- Specific performance objectives are determined in advance as part of the profit objective process as approved by the Board, management and the individuals covered by the Plan.

-  Awards for meeting objectives are also known in advance.

- In addition to target bonus opportunities, threshold and maximum performance levels are defined.

-  The plan is easily understood and administered.

-  Awards are "material" and competitive.

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-  The plan differentiates between superior and substandard performance on a total corporate, business unit and individual participant basis.

- The plan is "salary sensitive". Plan payoffs are based on prescribed percentages of actual salaries on the final day of the fiscal year.

- Performance Threshold measure used as "trigger" for plan. Go/No Go feature. Must be satisfied before any bonus is paid.

CHARACTERISTICS OF THE PLAN CONTINUED

- Return on Equity versus a peer group is used as a prime performance measure for measuring Corporate performance.

- Part of the award is deferred and distributed in company stock, either in form of Restricted Stock Grants for officers and unrestricted stock awards for other participants.

- Corporate performance is targeted to achieve the 75th percentile Return On Equity performance versus a peer group of companies with a payment threshold at the lesser of the 50th percentile Return On Equity or 80% of profit plan.

- Business unit performance is measured on achieving profit plan Net Income Before Taxes.

-  The plan focuses on performance improvement.

- Individual performance is measured on achieving predetermined personal objectives.

- In addition to targeted objectives, threshold and optimistic performance levels are defined.

-  The plan is to be implemented effective retroactive to October 1, 1994.

GENERATION OF INCENTIVE POOL

- Two activities are involved in incentive plan design - generation of the incentive pool and distribution of the incentive pool.

Type of Plan

-  Target performance.

Eligibility

- All exempt employees will be eligible to participate in this plan or the Gainsharing Plan.

- Employees must be on the payroll at the beginning of each fiscal year to participate.

- Employees must be on the payroll at the time the bonus is distributed to receive an incentive award.

Incentive Plan Group Assignments and Variable Compensation Opportunities (% of Salary)

Incentive Plan Groups are defined and are used to establish incentive pool parameters. Each participant is assigned to an Incentive Plan Group based on responsibility. Target awards vary from 5% to 30% of salary. Each group has defined threshold, target, and maximum bonus potentials, expressed as a percentage of salary which are interpolated on a linear basis.

-  Appendix A Displays Incentive Plan Groups/Participants and Bonus
   Opportunities.

Corporate, Business Unit, Individual-Split of Awards

-  Award opportunities are based on assigned Incentive Group.

- All participants rewarded, in part or whole, on Corporate Return on Equity performance.

- All participants earn a portion of award based on achieving personal, individual objectives.

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GENERATION OF INCENTIVE POOL CONTINUED

- Participants assigned to specific business units are rewarded, in part, on achieving business unit performance goals, expressed as Net Income Before Taxes.

All bonus awards are based on corporate performance. For the Corporate group of employees, 50% of their award will be adjusted for individual performance. For Business Unit employees, 33 1/3% will be adjusted for business unit performance versus profit plan and 33 1/3% adjusted for individual performance.

  -    Business Units Include:

       -  CGHS

       - District Operating Managers (five separate business Net Income unit objectives)

       -  COUNTRY MANAGEMENT

          -     SPOCA

          -     Production Operators Corp

          -     Production Operators Argentina

  -    KAMLOK Oil and Gas


PERFORMANCE MEASURES

"THRESHOLD" OBJECTIVE - FIXED CRITERIA

"Threshold" minimum performance level must be reached before any bonus is paid to any incentive plan participant. "GO/NO GO" feature of plan. Threshold based on achieving 12% ROE or 80% of profit plan whichever is lower.

Applies to all plan participants.

PERFORMANCE CRITERIA

-  Corporate, Business Unit goals established by October 1, of each year.

-  Targeted goals approved as part of Profit Plan at October Board Meeting.

-  Individual objectives established by December 1, of each year.

GENERATION OF AWARD LEVEL

-  Performance Measure:  Return on Equity (ROE)

-  Performance Levels:

   - Threshold/Minimum performance Level: The lessor of 12% ROE or 80% of profit plan.

   -   Target Performance Level:   ROE 16%

   -   Optimistic Performance Level:  ROE 20%

   - Performance goals reviewed annually, but anticipated to remain stable from year to year.

   - Results between Threshold, Target, and Maximum bonus opportunities are interpolated on a linear basis.

DETERMINATION OF INDIVIDUAL AWARDS

(1) Corporate:

    - One-third or one-half of salaried bonus is based on Corporate performance.

(2) Business Unit - (One-third of standard bonus for participant's business unit performance).

    -  Performance Measure:  Business Unit Profit Plan Net Income Before Taxes.

    - Performance Levels - Targeted Level: Achieve 100% of business unit profit plan.

    -  Targeted Award:  Achieve 100% of business of Profit Plan.

    -  Minimum Award level:  Achieve 80% of targeted level.

    -  Optimistic Award Level:  Achieve 120% of targeted profit plan.

(3) Individual Performance (one-third or one-half of standard bonus)

    -  Performance Measure:  Specific, individual, personal objectives.

    - Performance Level: Performance appraisal determines individual rating. Appraisal results reviewed for equity and consistency by two management levels.

(4) Combination of performance elements generates final bonus for individual participants.

                                          SUMMARY
                    INCENTIVE PLAN OPPORTUNITIES/PERFORMANCE OBJECTIVES
                                   INTERPOLATION SCHEDULE


Incentive Plan Group Number                           % of Salary

                                       Threshold     Target   Maximum/Optimistic
I.     Chairman                            15%          30%          45%

II.    President                           12.5%        25%          37.5%
III.   Top Management                        10%          20%          30%

IV.    Senior Officers                       10%          20%          30%
V.     Senior Managers                       7.5%         15%          22.5%

VI.    District Operating Managers           5%           10%          15%
VII.   Senior Staff                          4%           7.5%         11%

VIII.  Staff                                 2.5%         5%           7.5%

Performance Objectives
  Corporate:   ROE %                         12%*         16%          20%

Business Unit:  Net Income Before Tax   80% of plan   100% of plan  120% of plan
Individual Performance:  Performance Appraisal Results

*Lessor of 12% ROE or 80% of profit plan.

DISTRIBUTION OF INCENTIVE POOL

Stock/Cash Split

- For Chairman, President, and Executive Vice President, Vice President and CFO positions, 50% in cash immediately, 50% awarded as Restricted Stock Grants.

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DISTRIBUTION OF INCENTIVE POOL CONTINUED

- For all other participants, 50% of award distributed in cash, 50% of award in stock.

- The Restricted Stock Grant alternative is included in Production Operators 1992 Long Term Incentive Plan.

-  Stock for Restricted Grants taken from 1992 Long Term Incentive Pool.

-  Restricted Stock Grants vest one-third each year.

- Restricted Stock Grants require plan document and signed agreement, subject to Legal Counsel review.

FINANCIAL ANALYSIS

-  Costing of Plan

   -   Estimated plan costs based on actual salaries, February 1, 1995.

   - The following are estimated costs at threshold, target, and maximum bonus award levels.

                                  1995 ESTIMATED COST
                                  BY PERFORMANCE LEVEL

                          Threshold     Target       Maximum

                          $297,157     $594,314     $891,471

-  Restricted Stock Grants

   - For selected Top Management, 50% of award distributed as Restricted Stock Grants. Costs prorated through life of restriction (two years vesting).

   - The following are estimated number of shares for 1995 based on a share price of $22.00.

                                      1995 ESTIMATED
                                 RESTRICTED STOCK GRANTS

                                          # of Shares

                          Threshold     Target       Maximum

                        2,556 shares  5,112 shares  7,667 shares

-  Financial Impact

   -   Following is estimated financial impact.


                                 SUMMARY - FINANCIAL IMPACT

                                              1995
                               Threshold    Profit Plan    Target   Maximum

Plan Range - Estimate       80% Profit Plan  10.7% ROE    16% ROE  20% ROE

Required Net Income, $MM
($Million Net Income After Tax)  $11.9          $14.9       $22.3   $27.9mm

Bonus Award Costs               $294.0         $379.0      $589.0  $883.0
% of Net Income                  1.6%           1.6%        1.7%    2.0%

                             Return on Equity/Incentive Award Plan
                                          1984 - 1994


                           *********graph goes in here***************

ADMINISTRATIVE AND OPERATIONAL PROVISIONS

ADOPTION OF PLAN

-  Board of Directors, by resolution should adopt this report.

-  Legal counsel prepares restricted stock agreement for approval by Board.

ADMINISTRATION OF PLAN

- Compensation Committee of Board of Directors has power and authority to administer Plan. Committee will approve any extraordinary financial gains or losses for inclusion or exclusion in calculating awards from the plan.

PARTICIPATION

-  Participants must be on payroll October 1 to be eligible.

-  Participants must be on payroll to receive actual bonus awards.

- Participants will receive awards as soon as practical, but in no event more than 2 1/2 months after close of each fiscal year.

SALARY FOR BONUS CALCULATION/INCENTIVE PLAN DESIGNATION

- The participant's actual salary at September 30, at the end of the performance period serves as the basis for the incentive calculation.

TERMINATION OF EMPLOYMENT - CASH DISTRIBUTION AND SHARES

- Death, Retirement, Disability, Reduction in Force: Participant or his or her beneficiary is fully vested and granted discretionary bonus when awards are distributed to other participants but on a cash basis only.

TERMINATION OF EMPLOYMENT - RESTRICTED STOCK GRANTS

-  Include provisions in plan agreement.  Prepared by Legal Counsel.

- Disability and Retirement: Any shares of Restricted Stock previously credited shall be distributed free of restrictions as of final date of employment.

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ADMINISTRATIVE AND OPERATIONAL PROVISIONS CONTINUED

TERMINATION FOR REASONS OTHER THAN REDUCTION IN FORCE, DEATH, RETIREMENT OR DISABILITY

- If a participant terminates for any reason other than reduction in force, death, retirement, or disability, the participant forfeits all rights under the plan.

PARTICIPANTS TRANSFERRED BETWEEN CORPORATE UNITS

- If a participant is transferred to new group for more than six months,total award level is based on new group performance. If less than six months in year end business unit, award is prorated.

RIGHT TO CONTINUED EMPLOYMENT

- Nothing in the incentive plan confers any participant any right to continued employment or in any way affects Production Operators' right to terminate a participant's employment.

WITHHOLDING TAXES

- The company retains the right to withhold from any payment the amount of taxes required by any government agency.

PARTICIPATION

- No employee has the right to be selected, or having been selected to be selected again to remain, as a participant.

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

- Production Operators board of Directors may terminate, and from time to time, amend or modify any provisions of the Plan.

APPENDIX

-  Participant Incentive Plan Group Assignments

-  Example Calculations

-  Recommended Stock Ownership Guidelines


                                        APPENDIX A
                             INCENTIVE PLAN GROUP ASSIGNMENTS

Incentive Plan Group/Participants          Annual Bonus Opportunity - % of Salary
                                             Threshold        Target       Maximum
I.    Chairman                                  15%            30%            45%
II.   President                                 12.5%          25%            37.5%
III.  Top Management                            10%            20%            30%
      -Executive Vice President
      -President KAMLOK Oil & Gas
IV.   Senior Officers                           10%            20%            30%
      -Vice President, Operations & Engineering
      -Vice President, Sales & Marketing
      -Vice President, Business Development
      -Chief Financial Officer
V.    Senior Managers                           7.5%           15%            22.5%
      -Vice President, Canada
      -Manager, Field Services
      -General Manager, Engineering
      -Vice President, Venezuela
      -Region Manager
      -Manager, Manufacturing & Purchasing
      -Manager, Investor Relations
      -Manager, MIS
      -Controller
VI    Middle Managers                           5%             10%            15%
      -District Operating Managers
      -Tax Manager
      -Manager, Electrical Engineering
      -Manager, Processing Engineering
      -Senior Exp. Engineer
      -Safety & Environmental Engineer
VII.  Senior Staff                              4%             7.5%           11%
VIII. Staff                                     2.5%           5%             7.5%

                                         APPENDIX B
                                    EXAMPLE CALCULATION

                                         20% Group

                                 Based on 1995 Profit Plan

Example Individual                -Salary $100,000 on September 30, 1995
                                  10% at Threshold - $10,000
                                  20% at Target - $20,000
                                  30% at Maximum - $30,000

Actual Award - 1995 Profit Plan, 10.7% ROE, $12,900 (interpolated) Standard
               Bonus Award

Corporate Group Adjusted Award            Business Unit Group Adjusted Award

Threshold Satisfied (80% of profit plan)  Threshold Satisfied (80% of profit plan)

50% or $6,450 awarded directly            33 1/3% or $4,300 awarded directly

50% or $6,450 at risk based on            33 1/3% or $4,300 at risk based on
  individual performance                    business unit performance

                                          33 1/3% or $4,300 at risk based on
                                            individual performance

                                         APPENDIX C
                           RECOMMENDED STOCK OWNERSHIP GUIDELINES

OBJECTIVES:

   Promote and reinforce corporate policy of increasing stock ownership.

   Encourage growth in shareholder value.

   Align top management interests with those of shareholders.

   Support the view that management risk and rewards should have a direct relationship to shareholder returns.

   Ensure that Production Operators is managed in the best long-term interests of its shareholders.

PARTICIPANTS:

   Limited to senior executives and top management.

   Specifically those top managers who are to receive Restricted Stock Grants under the recommended Annual Incentive Plan, including:

       President
       President, KAMLOK Oil & Gas
       Executive Vice President, Operations
       Vice President, Operations and Engineering
       Vice President, Sales and Marketing
       Vice President, Business Development
       Chief Financial Officer


SHARES INCLUDED IN OWNERSHIP GUIDELINES:

   Shares purchased in open market (in personal name or street name.

   Shares, vested and unvested, awarded as Restricted Stock Grants.

   Shares acquired under stock option exercise.

   Shares, vested and unvested, allocated to Production Operators ESOP plans.

   Shares, vested and unvested, employee and company contributions, under 401(k) plan (future).

   Does not include unexercised stock options.

AMOUNT OF STOCK

   Generally accepted criteria is market value of Shares Owned as Percent of Base Salary.

   Recommended Salary Multiple:

       President - 5 times (500% of salary)
       Executive Vice President - 3 times
       President, KAMLOK Oil & Gas - 3 times
       Vice President, Operations and Engineering - 2 times
       Vice President, Sales & Marketing - 2 times
       Vice President, Business Development - 2 times
       Chief Financial Officer - 2 times

RECOMMENDED STOCK OWNERSHIP GUIDELINES CONTINUED

TIME FRAME FOR REQUIRED ACCUMULATION

   Five years for incumbents.

   For new hires and employees promoted to participant level, add two years, seven years total.

MAINTENANCE OF OWNERSHIP

   Participants maintain ownership.

   Adjusts to stock price charges, salary increases, increased responsibility.

ENFORCEMENT/COMPLIANCE

   Counsel with executive on importance of complying with ownership requirement.